UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                April 30, 2003 (Date of earliest event reported)


                            MATRIXX INITIATIVES, INC.
             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                      0-27646                  87-0482806
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)


                       2375 East Camelback Road, Suite 500
                             Phoenix, Arizona 85016
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (602) 387-5353
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ITEM 5. OTHER EVENTS

     On May 1, 2003, Matrixx Initiatives, Inc. ("Matrixx" or the "Company") issued a press release regarding the election at Matrixx's annual meeting of shareholders held on April 30, 2003 of two directors, Edward E. Faber and L. White Matthews III, to the Company's Board of Directors and the introduction at the annual meeting of shareholders of three new products as part of the Company's expanded line of Zicam(R) products. A copy of the press release is attached to this Report as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.    Description
-----------    -----------

  99.1 Press Release of Matrixx Initiatives, Inc. entitled "Matrixx Initiatives, Inc. Announces Directors, New Products at Annual Meeting."

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MATRIXX INITIATIVES, INC.
                                       (Registrant)


                                       /s/ William J. Hemelt
                                       -----------------------------------------
                                       William J. Hemelt
                                       Executive Vice President, Chief Financial
                                       Officer, Treasurer and Secretary

Date: May 1, 2003